UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D. C. 20549

_________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): October 18, 2004

H&R BLOCK, INC.
(Exact name of registrant as specified in charter)

Missouri	1-6089	44-0607856
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)
4400 Main Street, Kansas City, MO	64111
(Address of Principal Executive Offices)	(Zip Code)
(816) 753-6900
(Registrant's telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)

ITEM 5.02. DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

Effective October 18, 2004, the Board of Directors of H&R Block, Inc. (the "Company") elected David Baker Lewis to the Company's Board of Directors. Mr. Lewis is not party to any arrangement or understanding with any person pursuant to which he was selected as a director; nor is Mr. Lewis a party to any transaction, or series of transactions, required to be disclosed pursuant to Item 404(a) of Regulation S-K. Mr. Lewis was elected as a Class I director and has been appointed to serve on the Audit Committee of the Board of Directors. A copy of the press release issued by the Company announcing the election of Mr. Lewis is attached herewith as Exhibit 99.1.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

     (C) The following exhibits are filed with this report:

Exhibit Number Description

99.1 Press Release dated October 19, 2004

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

H&R BLOCK, INC. BY: /S/ Bret G. Wilson —————————————— Bret G. Wilson Vice President and Secretary

Date: October 19, 2004

EXHIBIT INDEX

Exhibit 99.1    Press Release issued by H&R Block, Inc. on October 19, 2004.